Exhibit 99.2

®
CIT
First Quarter 2013 Financial Results
April 23, 2013

Important Notices This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, the risk that CIT is delayed in implementing its branch strategy, and the risk that CIT becomes subject to liquidity constraints and higher funding costs. Further, there is a risk that the valuations resulting from our fresh start accounting analysis, which are inherently uncertain, will differ significantly from the actual values realized, due to the complexity of the valuation process, the degree of judgment required, and changes in market conditions and economic environment. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.
This presentation is to be used solely as part of CIT management's continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities.

Performance Highlights & Trends

At or For the Period Ended	1Q13	4Q12	3Q12	2Q12	1Q12	FY12	FY11
EPS (Diluted)	**$0.81**	$1.03	($1.49)	($0.36)	($2.13)	($2.95)	$0.07
Book Value Per Share	**$42.21**	$41.49	$40.37	$41.79	$42.17	$41.49	$44.27
Tangible Book Value Per Share	**$40.35**	$39.61	$38.47	$39.86	$40.19	$39.61	$42.23
Profitability Metrics as a % of AEA [(1)]							
Net Finance Margin	**4.43%**	3.86%	-1.60%	1.13%	-4.25%	-0.24%	1.53%
Adjusted Net Finance Margin [(2)]	**4.64%**	4.88%	4.03%	4.41%	2.97%	4.06%	2.68%
Provision for Credit Losses	**0.24%**	0.00%	0.00%	0.11%	0.51%	0.16%	0.78%
Non Spread Revenue	**0.85%**	2.12%	1.07%	1.72%	3.09%	2.01%	2.77%
Core Non Spread Revenue [(3)]	**0.88%**	1.18%	1.07%	0.92%	0.89%	1.02%	1.10%
Operating Expenses	**2.85%**	2.87%	2.92%	2.81%	2.71%	2.82%	2.61%
Pre-tax Income	**2.19%**	3.12%	-3.65%	-0.33%	-4.66%	-1.40%	0.52%
Net Charge-offs (% of AFR [(4)])	**0.18%**	0.34%	0.36%	0.33%	0.44%	0.37%	1.16%
Non-accrual Loans (% of FR [(5)])	**1.33%**	1.59%	2.02%	2.26%	2.35%	1.59%	3.53%
Total Capital Ratio [(6)]	**17.1%**	17.0%	17.5%	18.9%	18.5%	17.0%	19.7%
Tier 1 Capital Ratio [(6)]	**16.3%**	16.3%	16.7%	18.0%	17.6%	16.3%	18.8%

(1) Average earning assets (AEA) is computed using month end balances and is the average of finance receivables, operating lease equipment and financing and leasing assets held for sale less the credit balances of factoring clients.
(2) Excluding accelerated FSA net discount / premium and other charges on debt redemptions and accelerated OID (original issue discount) on debt extinguishment related to the TRS facility.
(3) Core Non Spread Revenue includes Factoring Commissions, Fee Income and Gain on Sales of Leasing Equipment.
(4) Average finance receivables (AFR) is computed using month end balances and is the average of finance receivables (as defined below). It excludes operating lease equipment.
(5) Finance receivables (FR) include loans, capital lease receivables and factoring receivables.
(6) March 31, 2013 capital ratios are preliminary.

CIT

1Q13 Earnings Call

2

Portfolio Trends ($ Billions)
Total Assets
Assets
50.0 35.0% 44.2 42.8 43.6 44.0 44.6 45.0 30.0% 40.0 9.6 10.0 12.2 13.3
Assets 35.0 11.6 25.0% Total
30.0 20.0% to
25.0%
20.0 15.0% Assets
Total 34.6 32.8 32.0 31.8
15.0 31.3 10.0% 10.0 5.0% 5.0 Bank
0.0 0.0% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 CIT
All Other Assets CIT Bank Assets CIT Bank Assets % of Total Assets
Commercial Funded Volume(1) and Financing and Leasing Assets
35.0 3.5 3.1 30.0 3.0 0.3
Assets
25.0 2.4 2.5 Volume
2.2 0.8
0.3 2.0 0.2 1.9
Commercial 20.0 2.0
0.6 0.6 0.4
15.0 0.8 1.5 Funded
10.0 2.0 1.0 1.5 1.4 1.5 5.0 1.2 0.5 0.0 0.0 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Bank All Other Aircraft Deliveries Commercial Portfolio
(1) Excludes factoring volume.
1Q13 Earnings Call 3

Asset Quality ($ Millions) 600 Non-accrual Loans & Net Charge-offs 1.0%
Loans 482 500 455 AFR
0.8% 412 to
400%
accrual 332 0.6% 294 300 -offs
0.4% Charge
200
–
0.2%
Non 100 0 0.0% Net
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Non-accrual Loans Net Charge-offs % to AFR
Losses 500 Allowance for Loan Losses 3.0%
Losses
450 2.5% 400 FR
420 350 414 398 Commercial
2.0%
Loan 300 379 386 Loan
for 250 1.5% 200 for
Allowance 1.0% Allowance
150 100 to
0.5% %
50 0 0.0% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Allowance for Loan Losses Allowance for Loan Losses % to Commercial FR
1Q13 Earnings Call 4

Net Finance Margin 5.0% 4.43% 3.86% 2.5% 4.41% 4.88% 4.64% 4.03%
(1) 2.97% 1.13%
AEA
0.0%
of Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
%
-1.60% -2.5% -5.0% -4.25% Adjusted NFM Margin (2) GAAP NFM Margin
• First quarter 2013 net finance margin was 4.43%.
• Excluding the impact of debt redemptions, adjusted net finance margin was 4.64%, down from
4.88% in 4Q12 and up from 2.97% in 1Q12.
• The sequential quarter decrease reflects lower portfolio yields partially offset by lower funding costs.
(1) AEA is Post-FSA.
(2) Adjusted for impact of accelerated FSA and OID associated with debt redemptions. Adjusted net finance margin is a non-GAAP measure; please see the non-GAAP disclosures in our first quarter press release for a reconciliation of non-GAAP to GAAP financial information.
1Q13 Earnings Call 5

Net Finance Margin - Components
14.0%
13.1%
12.0%
10.1%
(1) 10.0%
9.0%
AEA 8.4%
8.0%
of 8.0% 8.8%
% 8.5%
7.8%
6.0% 4.5%
5.8%
3.5%
4.0% 4.6% 4.5%
3.5% 3.3%
2.0%
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
Portfolio Yield Cost of Funds Adj Cost of Funds (2)
• The sequential quarter decrease in portfolio yields reflects:
• Lower FSA loan accretion
• Lower rental income
• Higher Depreciation expense
• Excluding the impact of debt redemptions, the sequential quarter decline in funding costs reflects a greater proportion of deposit funding.
(1) AEA is Post-FSA.
(2) Adjusted for impact of accelerated FSA and OID associated with debt redemptions.
1Q13 Earnings Call 6

Non Spread Revenue ($ Millions) 300 2.00% 250
Revenue 1.50% 200 1.18% AEA
1.07% of
150 0.92% 0.89% 0.88% %
Spread 1.00% 100 as
50 NSR
Non 0.50% Core
- Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 (50) 0.00% Factoring Commissions Fee Income Gains on sales of leasing equipment All Other (2) Core NSR (1) as % of AEA
Non Spread Revenue Item Drivers
Factoring Commissions Volume and Commission Rates
Fee Income Portfolio Growth and Market Pricing
Gains on Sale of Leasing Equipment Residual Realization and
Portfolio Management
(1) Core Non Spread Revenue includes Factoring Commissions, Fee Income and Gain on Sales of Leasing Equipment.
(2) All other includes restructuring related items or items that are episodic in nature including: Gain on loan and portfolio sales, counterparty receivable accretion, recoveries of loans charged off pre-emergence and loans charged off prior to transfer to held for sale, gain on investment sales, (losses) gains on derivatives and foreign currency exchange, impairment on assets held for sale and other revenues.
1Q13 Earnings Call 7

Operating Expenses ($ Millions) 300.0 3.0% 250.0 235 235 2.5%

224 227
Charges
Expenses 200.0 2.0%
Restructuring
150.0 1.5%
Operating
214 214 220 213 221
100.0 1.0%
ex.
50.0 0.5% AEA
to
%
0.0 0.0% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 All Other Opex Deposit Related Restructuring Charges % to AEA ex. Restructuring Charges
• Headcount down from 4Q12 by ~70 and ~140 since 3Q12.
• 1Q13 operating expense included impact of seasonal compensation-related items.
• 4Q12 included a benefit of ~$10M related to a loan workout-related settlement.
1Q13 Earnings Call 8
8